UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934
(Amendment No. )
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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

UWM Holdings Corporation
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION

UWM Holdings Corporation
585 South Boulevard E
Pontiac, Michigan 48341

NOTICE OF ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS

To the Stockholders of UWM Holdings Corporation:
This notice and accompanying information statement (“Information Statement”) are being furnished to stockholders of UWM Holdings Corporation., a Delaware corporation (the “Company,” “UWMC,” “we,” “us” or “our”), of record on September 1, 2026 (the “Record Date”) to advise such stockholders that on September 1, 2026, our majority stockholder, SFS Holding Corp. (“SFS” or “Majority Stockholder”), that beneficially holds approximately (i) 78.5% of UWMC’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and (ii) 100% of UWMC’s outstanding Class D common stock, par value $0.0001 per share, which has ten (10) votes per share (“Class D Common Stock” together with the Class A Common Stock, the “Outstanding Common Stock”), or approximately 79% of the voting power of the Outstanding Common Stock as of the Record Date, approved by written consent in lieu of a special meeting, in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”) and Section 8 of the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), the actions set forth below.
1.The issuance of up to an aggregate of 30 million shares of our Class A Common Stock to SFS Group Capital, LLC (“SFS Group”) pursuant to the exercise of (i) warrants with an exercise price of $6.00 per share (the “Class A Warrants”) to purchase up to 15 million shares of Class A Common Stock and (ii) warrants with an exercise price of $2.00 per share (the “Class B Warrants,” and together with the Class A Warrants, the "Warrants”) to purchase up to 15 million shares of Class A Common Stock which were previously issued pursuant to a securities purchase agreement (the “Securities Purchase Agreement”), dated August 5, 2026, by and between certain funds or investment vehicles advised, managed by, or otherwise affiliated with Oaktree Capital Management, L.P. (the “Oaktree Purchasers”), SFS, Mat Ishbia, and SFS Group (together with SFS and Mat Ishbia, the “Ishbia Parties” and, together with the Oaktree Purchasers, the “Purchasers”) (approval of such issuance, “Action No. 1”). Approval of Action No. 1 is required by Section 312.03(b) of the New York Stock Exchange’s (“NYSE”) Listed Company Manual.

2.The issuance, pursuant to the support and backstop purchase agreement, dated August 5, 2026 (the “Backstop Agreement”), by and between UWMC, Mat Ishbia, SFS Group (together with Mathew Ishbia, the “Ishbia Support Parties”) and the Oaktree Purchasers, of either (i) up to 200 million shares of our Class A Common Stock to SFS Group or (ii) to the extent that shares of Series A-3 Preferred Stock (as defined below) and Warrants are issued in the Backstop
i

Agreement, the issuance of up to 80 million shares of our Class A Common Stock upon exercise of such Warrants (“Action No. 2” and together with Action No. 1, the “Actions”). Approval of Action No. 2 is required by Section 312.03(b) of the NYSE Listed Company Manual.
We mailed a Notice of Internet Availability of this Information Statement containing instructions on how to access this Information Statement on or about , 2026 to our stockholders of record as of the Record Date. This Information Statement is available online at .
The Information Statement is being furnished to all stockholders of UWMC pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing the non-consenting stockholders of the Actions.
In accordance with Rules 14c-2 and 14a-16 of the Exchange Act, the Actions will be effective no earlier than forty (40) days after the date the Notice of Internet Availability of this Information Statement is first sent to stockholders, which we expect to be on or about , 2026.
The full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A.
THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C, AND PURSUANT TO SECTION 228 OF THE DGCL.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Anthony Valentine
Anthony Valentine Secretary

ii

TABLE OF CONTENTS

INFORMATION STATEMENT	1
FORWARD-LOOKING STATEMENTS	5
QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT	8
ACTION NO. 1	10
ACTION NO. 2	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
DELIVERY OF DOCUMENTS TO STOCKHOLDERS	17
WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE	18
ANNEX A	1

UWM Holdings Corporation
585 South Boulevard E
Pontiac, Michigan 48341
INFORMATION STATEMENT

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
This Information Statement is being furnished to the stockholders of UWM Holdings Corporation., a Delaware corporation (the “Company,” “UWMC,” “we,” “us” or “our”), as of September 1, 2026 (the “Record Date”).
As previously disclosed in our Current Report on Form 8-K, on August 5, 2026, UWMC announced a $2.05 billion strategic capital partnership (the “Financing”) and, among other things, entered into the following:
(i)a securities purchase agreement (the “Securities Purchase Agreement”), dated August 5, 2026, by and between certain funds or investment vehicles advised, managed by, or otherwise affiliated with Oaktree Capital Management, L.P. (the “Oaktree Purchasers”), SFS Holding Corp. ("SFS" or "Majority Stockholder"), Mat Ishbia, and SFS Group Capital, LLC (“SFS Group”, together with SFS and Mat Ishbia, the “Ishbia Parties” and, together with the Oaktree Purchasers, the “Purchasers”) pursuant to which UWMC issued $1.65 billion in Series A Preferred Stock (as defined below), warrants to purchase 165 million shares of Class A Common Stock at an exercise price of $6.00 per share (the “Class A Warrants”) and warrants to purchase 165 million shares of Class A Common Stock at an exercise price of $2.00 per shares (the “Class B Warrants”); and
(ii)a support and backstop purchase agreement, dated August 5, 2026 (the “Backstop Agreement”) by and between UWMC, Mat Ishbia, SFS Group (together with Mat Ishbia, the “Ishbia Support Parties”) and the Oaktree Purchasers pursuant to which the Oaktree Purchasers have the option and the Ishbia Support Parties have the obligation to fund the portion of the $400 million Rights Offering (as defined below) that is not purchased by current stockholders in the Rights Offering. Both the Oaktree Purchasers and the Ishbia Support Parties may purchase securities from the Company through either (x) shares of Class A Common Stock, at the same price as was available in the Rights Offering or (y) junior perpetual non-convertible preferred stock which is similar to the Series A-2 Preferred

Stock (as defined below), except that it is further subordinated to the Series A-1 Preferred Stock (as defined below) and the Series A-2 Preferred Stock (the "Series A-3 Preferred Stock"), and an equal amount of Class A Warrants and Class B Warrants for an aggregate number of warrants equal to 20% of the initial liquidation preference of such Series A-3 Preferred Stock.
As a condition to the Oaktree Purchasers’ purchase of $1.5 billion in Series A-1 Preferred Stock, SFS Group was required to purchase $150 million of Series A-2 Preferred Stock on substantially the same terms as the Oaktree Purchasers and was required to agree to provide a backstop for the Rights Offering. Consequently, pursuant to the Securities Purchase Agreement, on August 5, 2026, UWMC (i) issued and sold to the Oaktree Purchasers (a) 1,500,000 shares of Series A-1 Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), (b) Class A Warrants to purchase 150,000,000 shares of Class A Common Stock and (c) Class B Warrants to purchase 150,000,000 shares of Class A Common Stock for an aggregate consideration of $1.5 billion and (ii) issued and sold to SFS Group (a) 150,000 shares of Series A-2 Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock,” and together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”), (b) Class A Warrants to purchase 15,000,000 shares of Class A Common Stock and (c) Class B Warrants to purchase 15,000,000 shares of Class A Common Stock, for an aggregate consideration of $150,000,000, and total aggregate consideration of $1.65 billion. We used the net proceeds from the Securities Purchase Agreement for general corporate purposes, including paying down amounts due under our mortgage serving rights (“MSRs”) financing facilities.
Both the Class A Warrants and Class B Warrants were issued with exercise prices above the closing price of our Class A Common Stock on the NYSE of $1.84 on August 5, 2026 immediately prior to the announcement of the Financing. The Warrants are only exercisable for cash and do not provide for net settlement and are exercisable until August 5, 2036, at which time any unexercised Warrants will expire. Consequently, to the extent that the Class A Warrants are exercised in full, UWMC would receive $90 million in additional capital upon exercise and to the extent that the Class B Warrants are exercised in full, UWMC would receive $30 million in additional capital upon exercise.
In connection with the Financing, UWMC agreed to raise cash proceeds of at least $400,000,000 from the sale of 200,000,000 shares of Class A Common Stock through a registered rights offering by UWMC (the “Rights Offering”). Pursuant to the Backstop Agreement, the Rights Offering will have a record date of October 2, 2026, is expected to commence on October 5, 2026, is expected to expire at 5:00 p.m. Eastern Time on November 12, 2026, and will provide the Company’s stockholders with the right to acquire 200,000,000 shares of Class A Common Stock at a price equal to the greater of $2.00 per share and 85% of the 10-day VWAP ending on the third trading day immediately prior to the expiration of the Rights Offering. Pursuant to the Backstop Agreement, to the extent that the Company does not raise at least $400 million in the Rights Offering (such deficit the “Unfunded Amount”), (i) the Oaktree Purchasers have the right, exercisable in their sole and absolute discretion, to purchase securities from the Company up to the Unfunded Amount and (ii) to the extent that there is any Unfunded Amount after any Oaktree Purchaser purchases securities from the Company up to the Unfunded Amount, the Ishbia Support Parties have committed to purchase securities from the Company for such remaining Unfunded Amount. Both the Oaktree Purchasers and the Ishbia Support Parties may purchase securities from the Company through either (x) shares of Class A Common Stock, at the same price as was available in the Rights Offering or (y) Series A-3 Preferred Stock, and an equal amount of Class A Warrants and Class B Warrants for an aggregate number of warrants equal to 20% of the initial liquidation preference of such Series A-3 Preferred Stock.

Mat Ishbia is the sole manager and indirectly controls the entity that holds 75% of the equity interests in SFS Group. Therefore, in accordance with Section 312.03(b) of the New York Stock Exchange’s (“NYSE”) Listed Company Manual, the exercise of the Class A Warrants and the Class B Warrants issued on August 5, 2026 pursuant the Securities Purchase Agreement and the Class A Common Stock and/or Class A Warrants and Class B Warrants that may be issued pursuant to the Backstop Agreement are required to be approved by the majority of the outstanding voting power of UWMC.
We hereby advise such stockholders of record on the Record Date that on September 1, 2026, our Majority Stockholder, SFS Holding Corp. (“SFS” or “Majority Stockholder”) that beneficially holds approximately (i) 78.5% of UWMC’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and (ii) 100% of UWMC’s outstanding Class D common stock, par value $0.0001 per share, which has ten (10) votes per share (“Class D Common Stock” together with the Class A Common Stock, the “Outstanding Common Stock”), or approximately 79% of the voting power of the Outstanding Common Stock as of the Record Date, approved by written consent in lieu of a special meeting, in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”) and Section 8 of the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”):
1.The issuance of up to an aggregate of 30 million shares of our Class A Common Stock to SFS Group pursuant to (i) the exercise of Class A Warrants to purchase up to 15 million shares of Class A Common Stock at an exercise price of $6.00 per share and (ii) the exercise of Class B Warrants to purchase up to 15 million shares of Class A Common Stock with an exercise price of $2.00 per share which were previously issued pursuant to the Securities Purchase Agreement (approval of such issuance, “Action No. 1”). Approval of Action No. 1 is required by Section 312.03(b) of the NYSE Listed Company Manual.

2.The issuance, pursuant to the Backstop Agreement, of either (i) up to 200 million shares of our Class A Common Stock to SFS Group or (ii) to the extent that shares of Series A-3 Preferred Stock and Warrants are issued in the Backstop Agreement, up to 40 million shares of Class A Common Stock at an exercise price of $6.00 per share pursuant to the exercise of Class A Warrants and up to 40 million shares of Class A Common Stock with an exercise price of $2.00 per share pursuant to the exercise of Class B Warrants ( “Action No. 2” and together with Action No. 1, the “Actions”). Approval of Action No. 2 is required by Section 312.03(b) of the NYSE Listed Company Manual.
On August 4, 2026, the members of the audit committee (the “Audit Committee”) of the Board, reviewed the material terms of the Securities Purchase Agreement, the two separate warrant agreements for the Class A Warrants and Class B Warrants (collectively, the "Warrant Agreements") and the Backstop Agreement, including the related Actions and the interest of Mat Ishbia through his respective beneficial ownership of equity interests in SFS Group and SFS. The Audit Committee unanimously (i) determined that the Securities Purchase Agreement, Warrant Agreements and the Backstop Agreement, including the related Actions, are in the best interest of UWMC and its stockholders and (ii) approved the Securities Purchase Agreement, Warrant Agreements, the Backstop Agreement and each of the transactions contemplated therein. The Board unanimously approved the Securities Purchase Agreement, Warrant Agreements and the Backstop Agreement, including the related Actions.
The full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

As of the close of business on the Record Date, we had 1,606,515,655 shares of Outstanding Common Stock entitled to vote on the matters acted upon in the action by written consent of the Majority Stockholder, consisting of 344,653,052 shares of Class A Common Stock and 1,261,862,603 shares of Class D Common Stock.
Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate actions described above without a meeting of stockholders to all stockholders who did not consent in writing to the Actions. This Information Statement serves as the notice required by Section 228 of the DGCL.
The DGCL does not provide dissenters’ or appraisal rights to stockholders of the Company in connection with the Actions or any matter described in this Information Statement.
In accordance with Rules 14c-2 and 14a-16 of the Exchange Act, the Actions will be effective no earlier than forty (40) days after the date the Notice of Internet Availability of this Information Statement is first sent to stockholders, which we expect to be on or about , 2026.
The cost of furnishing this Information Statement will be borne by the Company. We will disseminate this Information Statement to registered stockholders and certain beneficial stockholders of the Company where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.
THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We mailed a Notice of Internet Availability of this Information Statement containing instructions on how to access this Information Statement on or about , 2026 to our stockholders of record as of the Record Date. This Information Statement is available online at .

FORWARD-LOOKING STATEMENTS
This Information Statement and the documents that are incorporated by reference into this Information Statement contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Specifically, this Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements regarding:
•our financial and operational performance;
•future loan originations;
•our client-based business strategies, business model, strategic initiatives, competitive advantages;
•the impact of interest rate risks on our business;
•the benefits and risks associated with the exchange at any time by SFS of Class B common units of UWM Holdings LLC and shares of our Class D Common Stock into, at the option of UWMC, either, (a) cash or (b) one share of our Class B common stock;
•the delays or failures to sell or securitize loans in the secondary market and its impact on our financial performance;
•our hedging and risk mitigation strategies, including the natural hedges provided by our originations;
•the timing and impact of our transition to servicing in-house;
•the impacts of defaults on our business;
•the potential impact of technological developments on our operations;
•the impact of new tax laws and regulations on our financial results;
•our accounting policies and the impacts to our agreements and financial results;
•the renewal of our sale and repurchase and other financing agreements upon their maturity;
•the quality of our loan portfolio;
•our ability to increase or decrease the size of our warehouse lines to reflect anticipated increases or decreases in volume;
•macroeconomic conditions that may affect our business and the mortgage industry in general;
•the opportunity to sell our MSRs and excess servicing;
•the impact of pending litigation on our financial position and the outcome of such litigation;
•the sufficiency of our liquidity;
•our repurchase and indemnification obligations for loans sold to investors and other contractual indemnification obligations; and
•other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date hereof, unless otherwise required by law. We wish to caution readers that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The most important factors that could prevent us from achieving our goals, and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements include, but are not limited to, the following:
•our dependence on macroeconomic and U.S. residential real estate market conditions, including changes in U.S. monetary policies that affect interest rates and inflation;
•our reliance on our warehouse and other short-term financing facilities to fund mortgage loans and otherwise operate our business, leveraging of assets under these facilities and the risk of a decrease in the value of the collateral underlying certain of our facilities causing an unanticipated margin call;
•our ability to access, and increase, warehouse lines to meet our anticipated growth;
•the impact of actions taken by the presidential administration, including actions that could adversely impact inflation, interest rates, consumer discretionary income and confidence and home building starts, which could adversely affect our loan origination volume and profitability;
•our ability to sell loans in the secondary market, including to government sponsored enterprises, and to securitize our loans into mortgage-backed securities through the government-sponsored enterprises (“GSEs”) and Ginnie Mae, and our ability to sell MSRs in the bulk MSR secondary market;
•our dependence on the GSEs and the risk of changes to these entities and their roles, including, as a result of GSE reform, termination of conservatorship or efforts to increase the capital levels of the GSEs;
•changes in the GSEs’, FHA, USDA and VA guidelines or GSE and Ginnie Mae guarantees;
•our ability to comply with all rules and regulations in connection with the launch of our internal servicing;
•our dependence on licensed residential mortgage officers or entities, including brokers that arrange for funding of mortgage loans, or banks, credit unions or other entities that use their own funds or warehouse facilities to fund mortgage loans, but in any case do not underwrite or otherwise make the credit decision with regard to such mortgage loans to originate mortgage loans, as well as changes in banking regulations and capital requirements which may impact the availability of warehouse financing or otherwise affect liquidity in the residential mortgage industry;
•our inability to continue to grow, or to effectively manage the growth of, our loan origination volume;
•our ability to continue to attract and retain our independent mortgage broker relationships;
•the occurrence of a data breach or other failure in our cybersecurity or information security systems;
•reliance on third-party software and services in our operations;

•reliance on third-party sub-servicers to service our mortgage loans or our mortgage servicing rights;
•the occurrence of data breaches or other cybersecurity failures at our third-party sub-servicers or other vendors;
•intense competition in the mortgage industry;
•our ability to implement and maintain technological innovations in our operations;
•loss of key management;
•our ability to continue to comply with the complex state and federal laws regulations or practices applicable to mortgage loan origination and servicing in general, including maintaining the appropriate state licenses, managing the costs and operational risk associated with material changes to such laws and the impact of recent changes in federal and state government administrations;
•errors or the ineffectiveness of internal and external models or data we rely on to manage risk and make business decisions;
•fines or other penalties associated with the conduct of independent mortgage brokers;
•the risk that we are or may become subject to legal actions that if decided adversely, could be detrimental to our business; and
•those risks described in Item 1A - Risk Factors in our Annual Report on Form 10-K, as well as those described from time to time in our other filings with the SEC.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:	Why am I receiving these materials?
A:
We are providing this Information Statement to you for your information to comply with the requirements of the Exchange Act and the DGCL. You are urged to read this Information Statement carefully in its entirety, including any information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.
The record date for determining our stockholders who were entitled to notice of the matters set forth in this Information Statement was September 1, 2026, the date set forth by the Board. The required vote under the NYSE rules and our Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”), is the affirmative approval of a majority of votes cast by holders of shares of Class A Common Stock and Class D Common Stock, voting together as a single class, which has been obtained by the written consent of the Majority Stockholder as described in this Information Statement.

Q:	What information is contained in this Information Statement?
A:
This Information Statement contains information regarding actions approved by the Board and by the Majority Stockholder, who beneficially owns, as of the Record Date, an aggregate of 1,261,862,603 shares of Class A Common Stock and 1,261,862,603 shares of Class D Common Stock, representing greater than a majority of the voting power of the Outstanding Common Stock as of September 1, 2026. We refer to this stockholder as the Majority Stockholder in this Information Statement.

Q:	What action was taken by written consent of the Majority Stockholders?
A:
The Actions approved by the written consent of the Majority Stockholder without a meeting of stockholders is more completely described elsewhere in this Information Statement, but in summary: (i) the issuance of an aggregate of up to 30,000,000 shares of Class A Common Stock to SFS Group upon the exercise of Warrants and (ii) the issuance of Class A Common Stock or the issuance of Class A Common Stock upon the exercise of Warrants, each in connection with the Backstop Agreement. The full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A.

Q:	Why are you not soliciting proxies on this action?
A:
We are not soliciting proxies on the Actions because the Majority Stockholder, who holds approximately 79% of the voting power of the Outstanding Common Stock entitled to vote on the approval of the Actions, provided written consent approving the Actions, and no other action on the part of our stockholders is necessary or required to effectuate the Actions.

Q:	When will the Actions become effective?
A:
In accordance with Rules 14c-2 and 14a-16 of the Exchange Act, the Actions will be effective no earlier than forty (40) days after the date the Notice of Internet Availability of this Information Statement is first sent to stockholders, which we expect to be on or about , 2026.

Q:	To whom may I direct any additional questions regarding this Information Statement?
A:	Any additional questions regarding this Information Statement may be directed to: UWM Holdings Corporation 585 South Boulevard E. Pontiac, Michigan 48341 Attention: Investor Relations (800) 981-8898

ACTION NO. 1

APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK UPON EXERCISE OF WARRANTS
Background
As previously disclosed in our Current Report on Form 8-K in which we announced the Financing, on August 5, 2026, UWMC entered into (i) the Securities Purchase Agreement, (ii) the Warrant Agreements, and (iii) the Backstop Agreement.
Pursuant to the Securities Purchase Agreement, the Company issued and sold to SFS Group (a) 150,000 shares of Series A-2 Preferred Stock, (b) Class A Warrants to purchase 15,000,000 shares of Class A Common Stock and (c) Class B Warrants to purchase 15,000,000 shares of Class A Common Stock, for aggregate consideration of $150,000,000. Pursuant to their respective Warrant Agreements, the Class A Warrants have an initial exercise price of $6.00 per Class A Common Stock and the Class B Warrants have an initial exercise price of $2.00 per Class A Common Stock. The exercise price and the number of shares of Class A Common Stock issuable upon exercise of the Warrants are subject to customary anti-dilution adjustments, including for stock dividends, distributions, stock splits, subdivisions, reclassifications and combinations, and certain other distributions to holders of Class A Common Stock. The exercise of the Class A Warrants and Class B Warrants issued to SFS Group are subject to approval by the Company’s stockholders pursuant to NYSE rules.
The Warrants are only exercisable for cash and do not provide for net settlement and are exercisable until August 5, 2036, at which time any unexercised Warrants will expire. Both of the Warrants were issued with an exercise price above the $1.84 closing price of our Class A Common Stock on August 5, 2026, immediately prior to announcement of the Financing. To the extent that the Class A Warrants held by SFS Group are exercised in full, UWMC would receive an additional $90 million in capital and to the extent that the Class B Warrants held by SFS Group are exercised in full, UWMC would receive an additional $30 million in capital.
NYSE Limitation
Our Class A Common Stock is listed on the NYSE. The NYSE Listed Company Manual Section 312.03 requires that the Company secure stockholder approval in the event of certain transactions, including the sale and issuance of securities of more than 1% of a company’s common stock to a director, officer, a controlling stockholder or member of a control group or any other substantial security holder of the company that has an affiliated person who is an officer or director of the company. Specifically, because SFS Group, a related party of the Company, purchased Warrants that once fully exercised will represent more than 1% of our Outstanding Common Stock as of the date of the Securities Purchase Agreement, the approval of our stockholders of the issuance of shares of Class A Common Stock upon exercise of the Warrants held by SFS Group was required under the NYSE rules.
On September 1, 2026, the Majority Stockholder, who beneficially owns, as of the Record Date, an aggregate of 1,261,862,603 shares of Class A Common Stock and 1,261,862,603 shares of Class D Common Stock, or approximately 79% of the voting power of the Outstanding Common Stock as of the Record Date, approved the Actions by written consent in lieu of a special meeting, pursuant to the continued listing requirements of the NYSE and in accordance with applicable provisions of the DGCL and the Certificate of Incorporation. The full text of this written consent by the Majority Stockholder is attached to this Information Statement as Annex A.

Interest of Certain Persons in Matters to be Acted Upon
The Purchasers included SFS Group, which Mat Ishbia is the sole manager and indirectly controls the entity that holds 75% of the equity interests of SFS Group.
Action by Written Consent; No Further Vote Required
Pursuant to Section 228 of the DGCL and in accordance with our Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the Outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
The Company received stockholder approval of the issuance of shares of Class A Common Stock to SFS Group, pursuant to the exercise of the Warrants held by SFS Group, by written consent of the Majority Stockholder, which, in accordance with our Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”), required the affirmative approval of a majority of votes cast of the outstanding shares of Class A Common Stock and Class D Common Stock, voting together as a single class. As the requisite stockholder approval has been received, all corporate approvals by or on behalf of the Company required for the approval of this Action No. 1 have been obtained and no further votes are needed. We are utilizing the Notice and Access rules pursuant to Rule 14a‑16. Accordingly, no sooner than 40 calendar days after we disseminate the Notice of Internet Availability of this Information Statement to our stockholders of record as of the Record Date, UWMC may issue shares of Class A Common Stock upon exercise of the Warrants.
Dissenter’s Rights
None of the DGCL, our Certificate of Incorporation or our Bylaws provides holders of our Common Stock with dissenters’ or appraisal rights in connection with this Action No. 1.

ACTION NO. 2
APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK IN CONNECTION WITH THE BACKSTOP AGREEMENT
Background
As previously disclosed in our Current Report on Form 8-K in which we announced the Financing, on August 5, 2026, UWMC entered into the Backstop Agreement with Mat Ishbia, SFS Group and the Oaktree Purchasers.
Pursuant to the Backstop Agreement, UWMC agreed to raise cash proceeds of at least $400,000,000 from the sale of 200,000,000 shares of Class A Common Stock through the Rights Offering. Pursuant to the Backstop Agreement, to the extent that the Company does not raise at least $400 million in the Rights Offering, (i) the Oaktree Purchasers shall have the right, exercisable in their sole and absolute discretion, to purchase securities from the Company up to the Unfunded Amount and (ii) to the extent that there is any Unfunded Amount after any Oaktree Purchaser purchases securities from the Company up to the Unfunded Amount, the Ishbia Support Parties have committed to purchase securities from the Company for such remaining Unfunded Amount. Both the Oaktree Purchasers and the Ishbia Support Parties may purchase securities from the Company through either (x) shares of Class A Common Stock, at the same price as was available in the Rights Offering or (y) Series A-3 Preferred Stock, and an equal amount of Class A Warrants and Class B Warrants for an aggregate number of warrants equal to 20% of the initial liquidation preference of such preferred stock
NYSE Limitation
Our Class A Common Stock is listed on the NYSE. The NYSE Listed Company Manual Section 312.03 requires that the Company secure stockholder approval in the event of certain transactions, including the sale and issuance of securities of more than 1% of a company’s common stock to a director, officer, a controlling stockholder or member of a control group or any other substantial security holder of the company that has an affiliated person who is an officer or director of the company. Specifically, to the extent the Ishbia Support Parties are required to fund the full $400 million as the Unfunded Amount under the Rights Offering, the issuance of the Class A Common Stock or the issuance of the Class A Common Stock upon exercise of the Warrants issued pursuant to the Backstop Agreement will represent more than 1% of our Outstanding Common Stock as of the date of the Securities Purchase Agreement. Consequently, the approval of our stockholders is required under the NYSE rules.
On September 1, 2026, the Majority Stockholder, who beneficially owns, as of the Record Date, an aggregate of 1,261,862,603 shares of Class A Common Stock and 1,261,862,603 shares of Class D Common Stock, or approximately 79% of the voting power of the Outstanding Common Stock as of the Record Date, approved the Actions by written consent in lieu of a special meeting, pursuant to the continued listing requirements of the NYSE and in accordance with applicable provisions of the DGCL and the Certificate of Incorporation. The full text of this written consent by the Majority Stockholder is attached to this Information Statement as Annex A.
Interest of Certain Persons in Matters to be Acted Upon
The Purchasers included SFS Group, which Mat Ishbia is the sole manager and indirectly controls the entity that holds 75% of the equity interests of SFS Group.

Action by Written Consent; No Further Vote Required
Pursuant to Section 228 of the DGCL and in accordance with our Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the Outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
The Company received stockholder approval of the issuance of shares of Class A Common Stock to the Ishbia Support Parties or the issuance of the Class A Common Stock upon exercise of the Warrants received pursuant to the Backstop Agreement by way of a written consent of the Majority Stockholder, which, in accordance with our Certificate of Incorporation and our Bylaws, required the affirmative approval of a majority of votes cast of the outstanding shares of Class A Common Stock and Class D Common Stock, voting together as a single class. As the requisite stockholder approval has been received, all corporate approvals by or on behalf of the Company required for the approval of this Action No. 2 have been obtained and no further votes are needed. We are utilizing the Notice and Access rules pursuant to Rule 14a-16. Accordingly, no sooner than 40 calendar days after we disseminate the Notice of Internet Availability of this Information Statement to our stockholders of record as of the Record Date, the limitation will no longer apply to the Backstop Agreement and the Company may issue shares of Class A Common Stock to the Ishbia Support Parties, if required.
Dissenter’s Rights
None of the DGCL, our Certificate of Incorporation or our Bylaws provides holders of our Common Stock with dissenters’ or appraisal rights in connection with this Action No. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Class A Common Stock and our Class D Common Stock, as of September 1, 2026, by (i) each person known to us to beneficially own more than 5% of our outstanding common stock; (ii) each of our named executive officers for the fiscal year ended December 31, 2025; (iii) each director; and (iv) all of the executive officers and directors as a group.
The number and percentage of shares beneficially owned by each person have been determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Accordingly, in determining the percentage of shares beneficially owned by each person, shares that may be acquired by such person within 60 days of September 1, 2026, are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for any other person. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power with respect to the shares shown as beneficially owned. The percentage ownership for each class of common stock is based on 344,653,052 shares of Class A Common Stock and 1,261,862,603 shares of Class D Common Stock issued and outstanding as of September 1, 2026.

	Class A Common Stock Beneficially Owned		Class D Common Stock Beneficially Owned

Name and Address of Beneficial Owners	Number of Shares	%	Number of Shares	%	% of Total Voting Power(1)

Directors and Named Executive Officers

Mat Ishbia(2)	1,297,097,115	80.7	1,261,862,603	100.0	79.0(4)
Andrew Hubacker	48,005	*	—	—	*
Rami Hasani	19,849	*	—	—	*
Alex Elezaj	1,261,035	*	—	—	*
Melinda Wilner	1,018,935	*	—	—	*
Laura Lawson	61,353	*	—	—	*
Jeff Ishbia	—	—	—	—	—
Justin Ishbia(5)	8,507	*	—	—	*
Stacey Coopes	5,366	*	—	—	*
Kelly Czubak	10,946	*	—	—	*
Isiah Thomas	8,507	*	—	—	*
Robert Verdun	208,507	*	—	—	*
Nicholas Basso	—	—	—	—	—

All Directors and Executive Officers as a Group (13 individuals)	1,299,748,125(3)	80.9	1,261,862,603	100.0	79.0(4)
Five Percent Holders
SFS Holding Corp(2))	1,261,862,603(3)	78.5	1,261,862,603	100.0	79.0(4)
SFS Group Capital(2)	30,000,000(2)	8.7	—	—	*
The Goldman Sachs Group(6)	17,398,288	5.1	—	—	*
*    Less than one percent.
     Unless otherwise indicated, the business address of SFS and UWMC’s executive officers and directors in this table is c/o UWM Holdings Corporation, 585 South Boulevard E, Pontiac, Michigan, 48341.
(1)    Total Voting Power is calculated based on each share of Class A common stock having one vote and each share of Class D Common Stock having ten votes, subject to the voting limitation included in our Certificate of Incorporation that limits the ability of SFS to vote to 79% of total voting power.
(2)    (i) 1,261,862,603 shares beneficially held by Mat Ishbia are directly held by SFS, (ii) 5,234,512 shares of Class A Common Stock are held by Mat Ishbia directly in his individual capacity and as trustee and (iii) 30,000,000 shares beneficially held by Mat Ishbia are directly held by SFS Group pursuant to the exercise of Warrants. Exercise of the Warrants is subject to approval of stockholders, of which the Majority Stockholder has provided a written consent as described in this Information Statement. Additionally, the Warrants are subject to a 4.99% blocker. Mat Ishbia is the President and sole director of SFS. All the voting stock of SFS is held by the Mat Ishbia South Dakota Trust, a directed trust (the “Trust”). The trustee of the Trust takes direction from Mat Ishbia, as trust advisor of the Trust, with respect to the voting and disposition of our Class D Common Stock and the UWM Holdings LLC (“Holdings LLC”) Class B Common Units held by SFS. Mat Ishbia disclaims pecuniary interest in the Class D Common Stock held by SFS. Mat Ishbia is also the manager and indirectly controls the entity that holds 75% of the equity interests in SFS Group. The number of shares of Class D Common Stock held by SFS also includes a total 648,792,940 shares of Class D Common Stock which are pledged as security for two separate loan facilities.
(3)    With respect to the Class A Common Stock beneficially owned, assumes that (a) all Holdings LLC Class B Common Units (together with the stapled shares of Class D Common Stock) have been exchanged pursuant to the terms thereof for shares of Class A Common Stock. The number of shares of Class A Common Stock beneficially owned by SFS also includes a total 648,792,940 shares of Class A Common Stock which are pledged as security for two separate loan facilities.
(4)    Without the voting limitation contained in our Amended and Restated Certificate of Incorporation, SFS and Mat Ishbia, as control person of SFS, would have 99% of the total voting power of our common stock.
(5)    In addition to the shares included in the table, Justin Ishbia is the beneficiary of trusts that hold a 23% pecuniary non-voting interest in SFS.
(6)    According to a Schedule 13G filing made on August 10, 2026, The Goldman Sachs Group Inc., a Delaware investment advisor, and Goldman Sachs & Co., a New York investment advisor (collectively, “Goldman”), has: (i) shared voting power over 17,396,684 shares of Class A Common Stock; and (ii) shared dispositive power over 17,397,375 shares of Class A Common Stock. The business address of Goldman is 200 West Street, New York, NY 10282.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this Information Statement, only one copy of this Information Statement is being delivered to stockholders that reside at the same address and share the same last name, unless one or more of such stockholders have notified us of their desire to receive multiple copies of this Information Statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
We will promptly deliver, upon oral or written request, a separate copy of this Information Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to us at 585 South Boulevard E, Pontiac, Michigan 48341 or by telephone at (800) 981-8898. Stockholders residing at the same address and currently receiving multiple copies of this Information Statement may contact us at the address or telephone number above to request that only a single copy of an information statement be mailed in the future.
ELECTRONIC DELIVERY
We have elected to take advantage of the SEC’s rule that allows us to furnish this Information Statement to you online. We believe electronic delivery will expedite stockholders’ receipt of materials, while lowering costs and reducing our environmental impact by reducing printing and mailing of full sets of materials. We mailed the Notice containing instructions on how to access our Information Statement online on or about , 2026.

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can review our electronically filed reports, proxy and information statements, and other information regarding us on the SEC’s website at www.sec.gov. The information contained on the SEC’s website is expressly not incorporated by reference into this Information Statement.
We are “incorporating by reference” into this Information Statement specific documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents that are considered part of this Information Statement. Information that we file subsequently with the SEC will automatically update and supersede this information.
We incorporate into this Information Statement the following documents that we have previously filed with the SEC (other than any document or portion of any document furnished or deemed furnished and not filed in accordance with the SEC’s rules, including Items 2.02 and 7.01 of Form 8-K and Item 9.01 related thereto):

SEC Filing (File No. 001-16853)	Period Covered or Date of Filing
Annual Report on Form 10-K	Year Ended December 31, 2025
Quarterly Report on Form 10-Q	Quarters Ended March 31, 2026 and June 30, 2026
Current Reports on Form 8-K	March 16, 2026, June 3, 2026 and August 6, 2026
Information in our Proxy Statement on Schedule 14A for our 2026 Annual Meeting of Stockholders, to the extent incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025	April 24, 2026
Description of our securities contained in Exhibit 4.6 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and any amendment or report filed for the purpose of updating such description	May 10, 2022

We are also incorporating by reference all additional documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effectiveness of the Actions, other than any document or portion of any document furnished or deemed furnished and not filed in accordance with the SEC’s rules, including Items 2.02 and 7.01 of Form 8-K and Item 9.01 of Form 8-K related thereto.
We will provide to each person, including any beneficial owner, to whom an Information Statement is delivered, a copy of any or all of the reports or documents that have been incorporated by reference into this Information Statement but not delivered herewith. We will provide such reports or documents upon written or oral request, at no cost to the requestor. Requests for incorporated reports or documents must be made to:

UWM Holdings Corporation
585 South Boulevard E
Pontiac, MI 48341
Phone: (800) 981-8898
Exhibits to a document will not be provided unless they are specifically incorporated by reference in that document.
Our SEC filings, along with information relating to us and our business is also available on our website at www.uwm.com. The information on our website is expressly not incorporated by reference into, and does not constitute a part of, this Information Statement.
You should rely only on the information contained in this Information Statement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of those documents. Our business, financial condition, results of operations and prospects may have changed since that date.

ANNEX A
WRITTEN CONSENT OF
THE STOCKHOLDERS OF
UWM HOLDINGS CORPORATION
The undersigned stockholder of UWM Holdings Corporation, a Delaware corporation (the “Company”), being the majority stockholder of the Company, hereby consents to and adopts the following resolutions in accordance with Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).
ISSUANCES TO RELATED PARTIES
WHEREAS, the board of directors of the Company (the “Board”) and the audit committee of the Board have approved, authorized and declared in the best interests of the Company and its stockholders each of:
i.the securities purchase agreement, dated as of August 5, 2026 (the “Securities Purchase Agreement”) by and between the Company, SFS Holding Corp. (“SFS”), SFS Group Capital, LLC (“SFS Group”), Mat Ishbia and certain funds or investment vehicles advised, managed by, or otherwise affiliated with Oaktree Capital Management, L.P. (the “Oaktree Purchasers”);

ii.two separate warrant agreements for the Class A warrants (the “Class A Warrants”) and Class B warrants (the “Class B Warrants,” and together with the Class A Warrants, the “Warrants”), each dated August 5, 2026 and each between the Company and Equiniti Trust Company, LLC, as warrant agent (collectively, the “Warrant Agreements”); and

iii.the support and backstop purchase agreement, dated August 5, 2026 (the “Backstop Agreement”) by and between the Company, Mat Ishbia, SFS Group (together with Mathew Ishbia, the “Ishbia Support Parties”) and the Oaktree Purchasers;

WHEREAS, pursuant to the Securities Purchase Agreement, the Company issued the Class A Warrants to purchase 165,000,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) of the Company and the Class B Warrants to purchase 165,000,000 shares of Class A Common Stock, of which SFS Group received 15,000,000 Class A Warrants and 15,000,000 Class B Warrants, to purchase an aggregate of 30,000,000 shares of Class A Common Stock;
    WHEREAS, pursuant to the Backstop Agreement, the Company agreed to raise cash proceeds of at least $400,000,000 from the sale of 200,000,000 shares of Class A Common Stock through a registered rights offering (the “Rights Offering”), which, to the extent that the Company does not raise at least $400 million in the Rights Offering, (i) the Oaktree Purchasers have the right to purchase securities from the Company and (ii) to the extent that there is any unfunded amount after any Oaktree Purchaser purchases securities from the Company, the Ishbia Support Parties have committed to purchase securities from the Company for such remaining unfunded amount;
WHEREAS, both the Oaktree Purchasers and the Ishbia Support Parties may purchase securities from the Company through either (x) shares of Class A Common Stock, at the same price as was available in the Rights Offering or (y) junior perpetual non-convertible preferred stock and an equal
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amount of Class A Warrants and Class B Warrants for aggregate number of warrants equal to 20% of initial liquidation preference of such preferred stock;
WHEREAS, (i) Mat Ishbia is the Chairman of the Board and the Chief Executive Officer of the Company, (ii) SFS is an affiliate of the Company as it beneficially holds more than a majority of the Class A Common Stock and outstanding Class D common stock, par value $0.0001 per share, of the Company and (iii) Mathew Ishbia is the manager of SFS Group and indirectly controls the entity that holds 75% of the equity interests of SFS Group, each of which is a “active related party” as defined by Section 312.03(b) of the New York Stock Exchange’s (“NYSE”) Listed Company Manual based on their participation in the transactions described above; and
WHEREAS, pursuant to Section 312.03(b) NYSE Listed Company Manual, the affirmative approval of a majority of votes cast of the outstanding shares of Class A Common Stock and Class D Common Stock, voting together as a single class is required prior to (i) the issuance of the Class A Common Stock upon the exercise of the Warrants held by SFS Group pursuant to the Securities Purchase Agreement and Warrant Agreements (“Action No. 1”) and (ii) the issuance of up to 200,000,000 shares of Class A Common Stock to the Ishbia Support Parties or the issuance of up to 80,000,000 shares of Class A Common Stock issued to the Ishbia Support Parties upon exercise of the Warrants, each in connection with the Backstop Agreement, if required (“Action No. 2” and together with Action No. 1, the “Actions”).
NOW, THEREFORE, BE IT RESOLVED, that the Actions are hereby authorized, adopted and approved in all respects; and
RESOLVED, that this consent may be executed and delivered via any method permitted under the DGCL (including, without limitation, by electronic transmission or by electronic mail containing a portable document format (.pdf) file of an executed signature page) and in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one action; any copy, facsimile, or other reliable reproduction of this consent may be substituted or used in lieu of the original consent for any and all purposes for which the original consent could be used; and this consent shall be filed with the records of the proceedings of the Company.
[Signature page follows]
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IN WITNESS WHEREOF, the undersigned stockholder has signed this consent as of the date written below. The undersigned hereby instructs, in accordance with Section 228(c) of the DGCL, that the consent of such stockholder shall be effective upon the execution and delivery of this consent by such stockholder.

SFS HOLDING CORP

By: /s/ Mat Ishbia
Name: Mat Ishbia
Title: Chief Executive Officer
Date: September 1, 2026

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